Exhibit 10.1

SIXTH AMENDMENT TO CASINO OPERATIONS LEASE

THIS SIXTH AMENDMENT TO THE CASINO OPERATIONS LEASE (the “Sixth Amendment”) is made as of the 13 day of February 2023, by and between Incline Hotel LLC (hereinafter “Landlord”) and Gaming Entertainment (Nevada) LLC, a Nevada limited liability company (hereinafter called “Tenant”).

WITNESSETH

WHEREAS, Hyatt Equities LLC (“Hyatt”) and Tenant entered into that certain Casino Operations Lease, effective as of June 28, 2011 (the “Original Lease”), as amended by that certain First Amendment to Casino Operations Lease dated April 8, 2013 (the “First Amendment”), as amended by that certain Second Amendment to Casino Operations Lease dated November 25, 2015 (the “Second Amendment”), as amended by that certain Third Amendment to Casino Operations Lease dated August 29, 2016 (the “Third Amendment”), as amended by that Fourth Amendment to Casino Operations Lease dated November, 13, 2019 (the “Fourth Amendment”), as assigned by Hyatt to HR Lake Tahoe Owner LLC (“Lake Tahoe Owner”) by that certain by that certain Assignment and Assumption of Casino Lease and Security Agreement dated April 1, 2020 (the “First Assignment”); and as further amended by that Fifth Amendment to the Casino Operations Lease dated July 31, 2020 (the “Fifth Amendment”), and as subsequently assigned by Lake Tahoe Owner to Incline Hotel LLC by that certain Assignment of Casino Lease and Security Agreement dated September 1, 2021; (the “Second Assignment”; collectively, the Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the First Assignment, the Fifth Amendment  and the Second Assignment shall be referred to herein as the “Original Amended Lease”);

WHEREAS, Landlord (by way of assignment), and Tenant are parties to that certain Second Lien Security Agreement dated June 29, 2011, as amended by that certain First Amendment to the Second Lien Security Agreement dated April 8, 2013 and that Second Amendment to the Second Lien Security Agreement dated May 12, 2016 (as the same may be further amended, restated, exchanged, substituted, extended or otherwise modified from time to time, the “Security Agreement”) pursuant to which Tenant has provided Landlord with a security interest in all of Tenant’s interest in the Original Amended Lease and the Security Agreement, as described therein; and

WHEREAS, the parties hereto have agreed to amend the Original Amended Lease as provided herein.

NOW THEREFORE, in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Recitals.  The foregoing recitals shall constitute an integral part of this Sixth Amendment, and this Sixth Amendment shall be construed in consideration thereof.  All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Amended Lease.
2.Initial Term.  Section 3.1 of the Original Amended Lease is hereby deleted in its entirety and replaced with the following:

3.1Initial Term.The term of this Lease shall begin (“Commencement Date”) at such time as Tenant commences its Gaming Operations at the Project, and, unless extended as provided below, shall end at 11:59 pm on December 31, 2024.  Landlord and Tenant hereby acknowledge and agree that the Commencement Date under the Casino Lease is September 1, 2011, and that the Initial Term ends at 11:59 pm on December 31, 2024.

3.Notice.  Section 20.12 of the Original Amended Lease is hereby amended to reflect the following:

If to Landlord: Incline Hotel LLC c/o

c/o Hyatt Regency

Lake Tahoe Resort Spa & Casino

111 Country Club Drive

Incline Village, NV 89451

If to Tenant: Gaming Entertainment (Nevada) LLC

c/o Full House Resorts, Inc.

1980 Festival Plaza Drive

Suite 680

Las Vegas, NV 89135

Attn: General Counsel

[Signature Page to Follow]

IN WITNESS WHEREOF, this Sixth Amendment has been executed by Landlord and Tenant as of the day and year first written above.

Incline Hotel, LLC		Gaming Entertainment (Nevada) LLC, a Nevada
A Delaware limited liability Company		limited liability company

By:	/s/ Michael Murphy	By:	/s/ Lewis Fanger
Its:	General Manager	Its:	Manager